Exhibit 99.01



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
      OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Richard H. Lenny, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Hershey Foods Corporation, and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Hershey Foods Corporation's Audit Committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o        the 2001 Annual Report on Form 10-K of Hershey Foods Corporation;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hershey Foods Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o        any amendments to any of the foregoing.

/s/ Richard H. Lenny                    Subscribed and sworn to before me
----------------------                  this   12th    day of  August, 2002.
Richard H. Lenny                              ------         ---------


Date:      August 12, 2002                    /s/ Walter Free Jr.
           ---------------              -------------------------
                                        Notary Public

                                        Walter Free Jr.
                                        Notary Public, State of New York
                                        No. 01FR6014516
                                        Qualified in Kings County
                                        My commission expires:  October 13, 2006